Global Investment Management Overview Vance Maddocks Chief Executive Officer – CBRE Investors Exhibit 99.8

CB Richard Ellis  |  Page 2
Overview
Global real estate investment manager
$42.2 billion in assets under management*
160 institutional investor partners and clients
Diversified geographically with approximately 50% of
assets outside of the U.S.
* As of March 31, 2008

CB Richard Ellis  |  Page 3
Investment Management Growth
13.0
18.0
26.8
35.5
52.7
113.1
2002 2003 2004 2005 2006 2007
57.1
68.4
94.0
99.3
126.3
259.2
28.0
101.7
88.7
347.9
127.3
228.0
2002 2003 2004 2005 2006 2007
Carried Interest
Investment Management
Annual Revenue ($ in millions)
CAGR 44%
CAGR 54%
Annual EBITDA ($ in millions)
CBRE’s co-investments totaled $112 million at the end of Q1 2008

CB Richard Ellis | Page 4 Investment Management Revenue By Region Europe 22% Asia 16% North America 62% Europe 37% Asia 5% North America 56% Global Securities 2% 2003 $68.4M 2007 $259.2M

Compound Annual Growth Rate: 28%

CBRE
CB RICHARD ELLIS

CB Richard Ellis | Page 5 11 14 15 17 29 38 42 0 5 10 15 20 25 30 35 40 45 2002 2003 2004 2005 2006 2007 Q12008 Assets Under Management Growth ($ in billions)

CB Richard Ellis  |  Page 6
Global Investment Programs
Management fees
Incentive fees
$2.0 billion of assets
under management
(67% growth over Q1 2007)
Listed Securities
Management fees
Incentive fees
$3.0 billion of assets
under management
(114% growth over Q1 2007)
Unlisted Securities
Management fees
Transaction fees
LP profits
Carried Interest
$16.8 billion of assets
under management
(98% growth over Q1 2007)
Sponsored Funds
Management fees
Transaction fees
Incentive fees
$20.4 billion of assets
under management
(5% growth over Q1 2007)
Separate Accounts
Typical Fee Structure Q1 2008 Statistics Description
42.2
5.0
37.2
2.4
13.7
21.1
100 Total
12 Total Indirect
88 Total Direct
6 Asia Pacific
32 Europe
50 North America
%
Assets Under
Management
($ in billions)
Geography/Strategy
Assets Under Management = $42.2 billion*
38% Growth over Q1 2007
* As of March 31, 2008

CB Richard Ellis  |  Page 7
2007 Capital Raised – $9.6 Billion
By Geography
Europe
46%
Global
Securities
16%
North
America
33%
Asia
5%
By Vehicle
Separate
Accounts
62%
Funds
38%
By Investment Strategy
Indirect
42%
Direct
58%

CB Richard Ellis | Page 8 2008 Capital Availability Total Capital (US$ in billions) 27 6 1 8 12 Asia Total Global Indirect Europe North America

CB Richard Ellis  |  Page 9
Global Growth Strategies
Continue expanding global strategic relationships
Expand indirect investment programs including real
estate securities and fund of funds
Expand Strategic Partners value added and
opportunistic fund series

CB RICHARD ELLIS
STRATEGIC PARTNERS
U.S. 5
VALUE & OPPORTUNITY
FUNDS
CB Richard Ellis Investors thanks our institutional investors and their advisors and consultants in the United States, Europe and the Middle East as we announce the closing of the Strategic Partners U.S. Value 5 and Strategic Partners U.S. Opportunity 5 real estate investment funds.
Equity raised:
$2 Billion
Total capitalization:
$6.4 Billion
Strategic Partners U.S. 5 will execute value and opportunistic investment styles. Both closed-end, discretionary funds will purchase, reposition, develop and sell institutional quality real estate in major metropolitan United States markets.
Our investment team will invest $6.4 billion in office, multifamily, industrial and retail properties.
CBRE INVESTORS
The Global Real Estate Leader
www.cbreinvestors.com
This is not intended as an offering to sell or solicitation to purchase or to transfer interests in CB Richard Ellis Strategic Partners U.S. 5, which is closed to new investments.

CBRE
CB RICHARD ELLIS

CB Richard Ellis | Page 10 Strategic Partners U.S. 5

CB Richard Ellis  |  Page 11
CBRE Platform
Real-time, local market knowledge
Access to transactions
• Strategic Partners Europe – 80% off-market
• Strategic Partners U.S. – 67% off-market
Property-level execution platform

CB Richard Ellis  |  Page 12
Performance
U.S. Discretionary Accounts
(1)
8
10
12
14
16
18
20
Five Years Three Years One Year
NCREIF Benchmark CBREI Total Gross Return
(1) As of December 31, 2007
U.K. Discretionary Accounts
(1)
-6
-2
2
6
10
14
18
Five Years Three Years One Year
IPD Index Benchmark CBREI Total Gross Return
%
%